UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2024

GAXOS.AI INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41620	87-3288897
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

101 Eisenhower Pkwy, Suite 300,
Roseland, NJ 07068
(Address of principal executive offices, including ZIP code)

(973) 275-7428
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001	GXAI	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 28, 2024, Gaxos.ai Inc. (the “Company”) held a special meeting of shareholders, (the “Special Meeting”). Shareholders of record at the close of business on January 12, 2024 (the “Record Date”) were entitled to notice of and one vote for each share of common stock held by such shareholder. On the Record Date, there were 11,860,417 shares of common stock issued and outstanding, of which 5,676,292 shares of common stock were represented at the Special Meeting, or approximately 47.86% of the total outstanding shares of common stock on the Record Date, which was sufficient to constitute a quorum pursuant to the Company’s Bylaws, as amended, and to transact business.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 – At the Special Meeting, the shareholders approved granting discretionary authority to the Company’s Board of Directors to amend the Company’s Certificate of Incorporation to effect one or more consolidations of the Company’s issued and outstanding shares of common stock, pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at a ratio within the range from 1-for-2 up to 1-for-20 (the “Reverse Stock Split”), provided that, (i) that the Company shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-20, and (ii) any Reverse Stock Split is completed no later than the first anniversary of the record date of the Special Meeting, or February 28, 2025.

The voting results were as follows:

Votes For	Votes Against	Abstentions
5,625,190	43,434	7,667

Proposal No. 2 – At the Special Meeting, the shareholders approved the ratification of the appointment of Salberg & Company, P.A. as the Company’s independent public accountant for the fiscal year ending December 31, 2024.

The voting results were as follows:

Votes For	Votes Against	Abstentions
5,615,418	36,675	24,198

Proposal No. 3 – At the Special Meeting, the shareholders approved the authorization for the adjournment of the Special Meeting if necessary or appropriate, including to solicit additional proxies in the event that there are not sufficient votes at the time of the Special Meeting or adjournment or postponement thereof to approve any of the foregoing proposals was approved.

The voting results were as follows:

Votes For	Votes Against	Abstentions
5,625,875	41,217	9,200

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAXOS.AI INC.

February 28, 2024	By:	/s/ Vadim Mats
	Name:	Vadim Mats
	Title:	Chief Executive Officer